Exhibit 10.35

                             SALON MEDIA GROUP, INC.
                                 2004 STOCK PLAN
                 As Amended and Restated through October 4, 2007

     1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.
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          1.1 Establishment. Salon Media Group, Inc. 2004 Stock Plan was
initially established November 17, 2004 (the "Initial Plan"), the date on which it was approved by the stockholders of the Company (the "Effective Date"). The Initial Plan is hereby amended and restated in its entirety (the "Plan") effective as of October 4, 2007, the date of its approval by the stockholders of the Company.

          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Restricted Stock Purchase Rights, and Restricted Stock Bonuses.

          1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

     2.   DEFINITIONS AND CONSTRUCTION.
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          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a) "Affiliate" means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term "control" (including the term "controlled by") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

               (b) "Award" means an Option, Restricted Stock Purchase Right, or Restricted Stock Bonus granted under the Plan.

               (c) "Award Agreement" means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.


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               (d) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

               (e) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (f) "Committee" means the compensation committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

               (g) "Company" means Salon Media Group, Inc., a Delaware corporation, or any successor corporation thereto.

               (h) "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to
Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

               (i) "Director" means a member of the Board or of the board of directors of any other Participating Company.

               (j) "Disability" means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant's position with the Participating Company Group because of the sickness or injury of the Participant.

               (k) "Employee" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the terms of the Plan as of the time of the Company's determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual's status as an Employee.


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               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                    (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, or is quoted on the Over the Counter Bulletin Board (the "OTCBB"), the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the national or regional securities exchange, market system or OTCBB constituting the primary market for the Stock, as reported in The Wall Street Journal, the OTCBB or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                    (ii) If, on such date, the Stock is not listed on a national or regional securities exchange, market system or OTCBB, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to the applicable requirements of Section 409A of the Code.

               (n) "Incentive Stock Option" means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

               (o) "Insider" means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

               (p) "Insider Trading Policy" means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company's equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

               (q) "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

               (r) "Officer" means any person designated by the Board as an officer of the Company.

               (s) "Option" means a right granted under Section 6 to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.


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               (t) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

               (u) "Participant" means any eligible person who has been granted one or more Awards.

               (v) "Participating Company" means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

               (w) "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

               (x) "Restricted Stock Award" means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

               (y) "Restricted Stock Bonus" means Stock granted to a Participant pursuant to Section 7.

               (z) "Restricted Stock Purchase Right" means a right to purchase Stock granted to a Participant pursuant to Section 7.

               (aa) "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

               (bb) "Section 162(m)" means Section 162(m) of the Code.

               (cc) "Securities Act" means the Securities Act of 1933, as amended.

               (dd) "Service" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Participant's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant's Award Agreement. Except as otherwise provided by the Board, in its discretion, the Participant's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of and reason for such termination.


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               (ee) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

               (ff) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

               (gg) "Ten Percent Stockholder" means a person who, at the time an Award is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power (as defined in Section 194.5 of the California Corporations Code) of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

               (hh) "Vesting Conditions" mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant's monetary purchase price, if any, for such shares upon the Participant's termination of Service.

          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

     3.   ADMINISTRATION.
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          3.1 Administration by the Board. The Plan shall be administered by the
Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

          3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

          3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

               (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

               (b) to determine the type of Award granted;

               (c) to determine the Fair Market Value of shares of Stock or other property;


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               (d) to determine the terms, conditions and restrictions
applicable to each Award (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Award, (ii) the method of payment for shares purchased upon the exercise of the Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Award or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Award,
(vi) the effect of the Participant's termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Award or such shares not inconsistent with the terms of the Plan;

               (e) to approve one or more forms of Award Agreement;

               (f) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof;

               (g) to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant's termination of Service with the Participating Company Group;

               (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

               (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

          3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

          3.5 Committee Complying with Section 162(m). If the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code, the Board may establish a Committee of "outside directors" within the meaning of
Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

          3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom


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authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     4.   SHARES SUBJECT TO PLAN.
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          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be three million one hundred seventy-five thousand (3,175,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Award subject to a Company repurchase option and are repurchased by the Company at the Participant's exercise or purchase price, the shares of Stock allocable to the unexercised portion of such Award or such repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than three million one hundred seventy-five thousand (3,175,000) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO Share Limit"). Shares of Stock shall not be deemed to have been issued pursuant to the Plan to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 10.2. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations ("Section 260.140.45"), the total number of shares of Stock issuable upon the exercise of all outstanding Awards (together with options outstanding under any other stock plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (30%) (or such other higher percentage limitation as may be approved by the stockholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.

          4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, in the


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ISO Share Limit set forth in Section 4.1, in the Section 162(m) Grant Limit set forth in Section 5.4 and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Participants' rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as "effected without receipt of consideration by the Company." Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

     5.   ELIGIBILITY AND OPTION LIMITATIONS.
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          5.1 Persons Eligible for Awards. Awards may be granted only to
Employees, Consultants, and Directors of a Participating Company.

          5.2 Participation. Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

          5.3 Incentive Stock Option Limitations.

               (a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an "ISO-Qualifying Corporation"). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

               (b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this
Section 5.3, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

          5.4 Section 162(m) Grant Limit. Subject to adjustment as provided in
Section 4.2, at any such time as the Company is a "publicly held corporation" within the meaning of


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Section 162(m) of the Code, no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than three hundred thousand (300,000) shares (the "Section 162(m) Grant Limit").

     6.   STOCK OPTIONS.
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          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of
Section 424(a) of the Code.

          6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten
(10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) with the exception of an Option granted to an Officer, a Director or a Consultant, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Participant's continued Service. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

          6.3 Payment of Exercise Price.

               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other


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consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Award Agreement described in Section 8, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

               (b) Limitations on Forms of Consideration.

                    (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and were not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

          6.4 Effect of Termination of Service.

               (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with this Section 6.4 and thereafter shall terminate:

                    (i) Disability. If the Participant's Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Award Agreement evidencing such Option (the "Option Expiration Date").

                    (ii) Death. If the Participant's Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option by reason of the Participant's death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the


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Participant's Service terminated, but in any event no later than the Option
Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Participant's termination of Service.

                    (iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant's Service with the Participating Company Group is terminated for Cause, as defined by the Participant's Award Agreement or contract of employment or service (or, if not defined in any of the foregoing, as defined below), the Option shall terminate and cease to be exercisable immediately upon such termination of Service. Unless otherwise defined by the Participant's Award Agreement or contract of employment or service, for purposes of this Section 6.4(a)(iii) "Cause" shall mean any of the following: (1) the Participant's theft, dishonesty, or falsification of any Participating Company documents or records; (2) the Participant's improper use or disclosure of a Participating Company's confidential or proprietary information; (3) any action by the Participant which has a material detrimental effect on a Participating Company's reputation or business; (4) the Participant's failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (6) the Participant's conviction (including any plea of guilty or nolo contendere) of any criminal act which impairs the Participant's ability to perform his or her duties with a Participating Company.

                    (iv) Other Termination of Service. If the Participant's Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Participant's Service terminated, but in any event no later than the Option Expiration Date.

               (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 11 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

               (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing other than termination of Service for Cause, if a sale within the applicable time periods set forth in Section 6.4(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant's termination of Service, or (iii) the Option Expiration Date.

          6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Section 260.140.41 of Title 10 of the California Code of Regulations and the General Instructions to Form S-8 Registration Statement under the Securities Act.

     7.   RESTRICTED STOCK AWARDS.
          ------------------------

          Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          7.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Board shall determine, including, without limitation, upon the attainment of one or more performance goals.

          7.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Board in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

          7.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Board, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

          7.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash or by check or cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

          7.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 7.8. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          7.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 7.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant's Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

          7.7 Effect of Termination of Service. Unless otherwise provided by the Board in the Award Agreement evidencing a Restricted Stock Award, if a Participant's Service terminates for any reason, whether voluntary or involuntary (including the Participant's death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant's termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant's termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

          7.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant's beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant's guardian or legal representative.

     8.   STANDARD FORMS OF AGREEMENTS.
          -----------------------------

          8.1 Award Agreement. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Board may approve from time to time.

          8.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of agreement described in this Section 8 either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of agreement are not inconsistent with the terms of the Plan.

     9.   CHANGE IN CONTROL.
          ------------------

          9.1 Definitions.

               (a) An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party;
(iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

               (b) A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 9.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the "Transferee"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          9.2 Effect of Change in Control on Awards.

               (a) Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant's Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.

               (b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiror"), may, without the consent of any Participant, either assume or continue the Company's rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror's stock, as applicable. For purposes of this Section, if so determined by the Board, in its discretion, an Award shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board's good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

               (c) Cash-Out of Outstanding Awards. The Board may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board's good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

     10.  TAX WITHHOLDING.
          ----------------

          10.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to an Award Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

          10.2 Withholding in Shares. . The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

     11.  COMPLIANCE WITH SECURITIES LAW.
          -------------------------------

          The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     12.  TERMINATION OR AMENDMENT OF PLAN.
          ---------------------------------

          The Board may amend, suspend or terminate the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2),
(b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Board may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to,
Section 409A of the Code.

     13.  MISCELLANEOUS PROVISIONS.
          -------------------------

          13.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

          13.2 Provision of Information. If required by applicable law, at least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Participant and purchaser of shares of Stock upon the exercise of an Award. The Company shall not be required to provide such information to key persons whose duties in connection with the Company assure them access to equivalent information.

          13.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director, or interfere with or limit in any way any right of a Participating Company to terminate the Participant's Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

          13.4 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

          13.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of any Award.

          13.6 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation may be subject to the consent of the Participant's spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant's death, the Company will pay any remaining unpaid benefits to the Participant's legal representative.

          13.7 Stockholder Approval. The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section
4.1 (the "Authorized Shares") shall be approved by a majority of the outstanding securities of the Company entitled to vote within twelve (12) months before or after the date of adoption thereof by the Board. Awards granted prior to security holder approval of the Plan or in excess of the Authorized Shares previously approved by the security holders shall become exercisable no earlier than the date of security holder approval of the Plan or such increase in the Authorized Shares, as the case may be.

                                  PLAN HISTORY
                                  ------------


September 23, 2004            Board adopts Plan effective as of the Effective
                              Date, with an initial reserve of 30,000,000 shares.

November 17, 2004             Stockholders approve Plan at annual meeting on the
                              Effective Date.

July 14, 2005                 Board amends Plan to increase share reserve by
                              16,000,000 shares to a total of 46,000,000 shares.

October 20, 2005              Stockholders approve amendment to Plan to increase
                              share reserve to 46,000,000 shares.

November 15, 2006             Effective date of a 1-for-20 reverse stock split,
                              resulting in an adjusted share reserve of 2,300,000.

August 22, 2007               Board amends and restates Plan to (i) increase
                              share reserve from 2,300,000 to 3,175,000 and
                              (ii) authorize the grant of Restricted Stock
                              Awards.

October 4, 2007               Stockholders approve amendment and restatement of
                              Plan to increase share reserve to 3,175,000 shares and to authorize the grant of Restricted Stock
                              Awards.